Exhibit 23. 1



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated November 19, 1999, except for Note 13, as to which the date is January 12, 2000, in the amendment No. 1 to the Registration Statement (Form S-1 No. 333-91987) and related Prospectus of Net2000 Communications, Inc. dated January 13, 2000.

                                                  /s/ Ernst & Young LLP

McLean, Virginia
January 13, 2000